Annual Fund Operating Expenses - JPMorgan U.S. Treasury Plus Money Market Fund - Academy	Sep. 29, 2020
Operating Expenses:
Management Fees (as a percentage of Assets)	0.08%
Component1 Other Expenses	0.05%
Component2 Other Expenses	0.07%
Other Expenses (as a percentage of Assets):	0.12%
Expenses (as a percentage of Assets)	0.20%
Fee Waiver or Reimbursement	(0.02%)
Net Expenses (as a percentage of Assets)	0.18%